Exhibit 99.1

CHEMTURA CORPORATION

Appendix

Index of Historical Segment Information

GAAP and Non-GAAP Financial Information

CHEMTURA CORPORATION

Non-GAAP Segment Sales and Operating Profit (Unaudited)

Three months ended March 31, 2007

(In thousands of dollars)

	Three Months Ended March 31, 2007
		Non-GAAP
	GAAP	Adjustments	Non-GAAP
SALES

Polymer Additives	$443,738	—	443,738
Performance Specialties	210,942	—	210,942
Consumer Products	115,974	—	115,974
Crop Protection	80,518	—	80,518
Other	103,833	—	103,833

	955,005	—	955,005

OPERATING PROFIT

Polymer Additives	$31,136	181	31,317
Performance Specialties	34,411	10	34,421
Consumer Products	830	—	830
Crop Protection	20,693	10	20,703
Other	3,829	3,140	6,969

	90,899	3,341	94,240

General corporate expense	(56,849)	13,773	(43,076)
Facility closures, severance and related costs	(2,558)	2,558	—
Antitrust costs	(12,294)	12,294	—
Merger costs	(351)	351	—

Total operating profit	$18,847	32,317	51,164

Operating
Profit
Non-GAAP adjustments consist of the following:

Change in useful life of property, plant and equipment	$13,773
Accelerated recognition of asset retirement obligation	3,341
Facility closures, severance and related costs	2,558
Antitrust costs	12,294
Merger costs	351
$32,317

CHEMTURA CORPORATION

Non-GAAP Segment Sales and Operating Profit (Unaudited)

Year ended December 31, 2006

(In thousands of dollars)

	Year Ended December 31, 2006
		Non-GAAP
	GAAP	Adjustments	Non-GAAP
SALES

Polymer Additives	$1,711,513	—	1,711,513
Performance Specialties	670,192	—	670,192
Consumer Products	565,699	—	565,699
Crop Protection	310,724	—	310,724
Other	464,579	—	464,579

	3,722,707	—	3,722,707

OPERATING PROFIT

Polymer Additives	$130,261	4,584	134,845
Performance Specialties	115,171	—	115,171
Consumer Products	70,481	—	70,481
Crop Protection	48,114	—	48,114
Other	12,683	3,895	16,578

	376,710	8,479	385,189

General corporate expense	(138,078)	13,778	(124,300)
Facility closures, severance and related costs	(5,482)	5,482	—
Antitrust costs	(89,534)	89,534	—
Merger costs	(17,010)	17,010	—
Income related to sale of Gustafson joint venture	1,500	(1,500)	—
Gain on sale of businesses, net	(12,283)	12,283	—
Impairment of long-lived assets	(80,263)	80,263	—

Total operating profit	$35,560	225,329	260,889

Operating
Profit
Non-GAAP adjustments consist of the following:

Change in useful life of property, plant and equipment	$17,780
Favorable settlement of contractual matter	(4,300)
Accelerated recognition of asset retirement obligation	8,777
Facility closures, severance and related costs	5,482
Antitrust costs	89,534
Merger costs	17,010
Income related to sale of Gustafson joint venture	(1,500)
Gain on sale of businesses, net	12,283
Impairment of long-lived assets	80,263
$225,329

CHEMTURA CORPORATION

Non-GAAP Segment Sales and Operating (Loss) Profit (Unaudited)

Three months ended December 31, 2006

(In thousands of dollars)

	Three Months Ended December 31, 2006
		Non-GAAP
	GAAP	Adjustments	Non-GAAP
SALES

Polymer Additives	$418,623	—	418,623
Performance Specialties	161,442	—	161,442
Consumer Products	115,406	—	115,406
Crop Protection	71,655	—	71,655
Other	106,486	—	106,486

	873,612	—	873,612

OPERATING PROFIT

Polymer Additives	$17,600	4,584	22,184
Performance Specialties	26,587	—	26,587
Consumer Products	6,682	—	6,682
Crop Protection	4,596	—	4,596
Other	(1,450)	3,895	2,445

	54,015	8,479	62,494

General corporate expense	(42,404)	9,418	(32,986)
Facility closures, severance and related costs	(7,395)	7,395	—
Antitrust costs	(18,782)	18,782	—
Merger costs	(1,118)	1,118	—
Gain on sale of businesses, net	79	(79)	—

Total operating (loss) profit	$(15,605)	45,113	29,508

Operating
Profit
Non-GAAP adjustments consist of the following:

Change in useful life of property, plant and equipment	$9,120
Accelerated recognition of asset retirement obligation	8,777
Facility closures, severance and related costs	7,395
Antitrust costs	18,782
Merger costs	1,118
Gain on sale of businesses, net	(79)
$45,113

CHEMTURA CORPORATION

Non-GAAP Segment Sales and Operating (Loss) Profit (Unaudited)

Three months ended September 30, 2006

(In thousands of dollars)

	Three Months Ended September 30, 2006
		Non-GAAP
	GAAP	Adjustments	Non-GAAP
SALES

Polymer Additives	$430,730	—	430,730
Performance Specialties	165,890	—	165,890
Consumer Products	132,686	—	132,686
Crop Protection	74,737	—	74,737
Other	112,968	—	112,968

	917,011	—	917,011

OPERATING PROFIT (Loss)

Polymer Additives	$24,084	—	24,084
Performance Specialties	29,997	—	29,997
Consumer Products	17,079	—	17,079
Crop Protection	7,092	—	7,092
Other	3,220	—	3,220

	81,472	—	81,472

General corporate expense	(32,670)	2,890	(29,780)
Facility closures, severance and related costs	(863)	863	—
Antitrust costs	(25,669)	25,669	—
Merger costs	(1,102)	1,102	—
Income related to sale of Gustafson joint venture	1,500	(1,500)	—
Gain on sale of businesses, net	113	(113)	—
Impairment of long-lived assets	(74,653)	74,653	—

Total operating (loss) profit	$(51,872)	103,564	51,692

Operating
Profit
Non-GAAP adjustments consist of the following:

Change in useful life of property, plant and equipment	$2,890
Facility closures, severance and related costs	863
Antitrust costs	25,669
Merger costs	1,102
Income related to sale of Gustafson joint venture	(1,500)
Gain on sale of businesses, net	(113)
Impairment of long-lived assets	74,653
$103,564

CHEMTURA CORPORATION

Non-GAAP Segment Sales and Operating Profit (Unaudited)

Three months ended June 30, 2006

(In thousands of dollars)

	Three Months Ended June 30, 2006
		Non-GAAP
	GAAP	Adjustments	Non-GAAP
SALES

Polymer Additives	$439,067	—	439,067
Performance Specialties	171,324	—	171,324
Consumer Products	203,180	—	203,180
Crop Protection	85,690	—	85,690
Other	117,062	—	117,062

	1,016,323	—	1,016,323

OPERATING PROFIT

Polymer Additives	$49,459	—	49,459
Performance Specialties	27,097	—	27,097
Consumer Products	34,427	—	34,427
Crop Protection	16,325	—	16,325
Other	6,951	—	6,951

	134,259	—	134,259

General corporate expense	(29,936)	2,885	(27,051)
Facility closures, severance and related costs	3,280	(3,280)	—
Antitrust costs	(32,275)	32,275	—
Merger costs	(4,745)	4,745	—
Gain on sale of businesses, net	(12,475)	12,475	—
Impairment of long-lived assets	(5,610)	5,610	—

Total operating profit	$52,498	54,710	107,208

Operating
Profit
Non-GAAP adjustments consist of the following:

Change in useful life of property, plant and equipment	$2,885
Facility closures, severance and related costs	(3,280)
Antitrust costs	32,275
Merger costs	4,745
Gain on sale of businesses, net	12,475
Impairment of long-lived assets	5,610
$54,710

CHEMTURA CORPORATION

Non-GAAP Segment Sales and Operating Profit (Unaudited)

Three months ended March 31, 2006

(In thousands of dollars)

	Three Months Ended March 31, 2006
		Non-GAAP
	GAAP	Adjustments	Non-GAAP
SALES

Polymer Additives	$423,093	—	423,093
Performance Specialties	171,536	—	171,536
Consumer Products	114,427	—	114,427
Crop Protection	78,642	—	78,642
Other	128,063	—	128,063

	915,761	—	915,761

OPERATING PROFIT

Polymer Additives	$39,118	—	39,118
Performance Specialties	31,490	—	31,490
Consumer Products	12,293	—	12,293
Crop Protection	20,101	—	20,101
Other	3,962	—	3,962

	106,964	—	106,964

General corporate expense	(33,068)	(1,415)	(34,483)
Facility closures, severance and related costs	(504)	504	—
Antitrust costs	(12,808)	12,808	—
Merger costs	(10,045)	10,045	—

Total operating profit	$50,539	21,942	72,481

Operating
Profit
Non-GAAP adjustments consist of the following:

Change in useful life of property, plant and equipment	$2,885
Favorable settlement of contractual matter	(4,300)
Facility closures, severance and related costs	504
Antitrust costs	12,808
Merger costs	10,045
$21,942